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                                                                Exhibit 23(a)


                      [DELOITTE & TOUCHE LLP LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of The E.W. Scripps Company and subsidiary companies on Form S-8 of our report dated January 22, 1997 appearing in the Annual Report on Form 10-K of The E.W. Scripps Company and subsidiary companies for the year ended December 31, 1996.

/s/ Deloitte & Touche LLP


Cincinnati, Ohio
November 17, 1997